Accelerating Precision Medicine™ Nasdaq: PNT Accelerating Precision Medicine™ November 2021

Accelerating Precision Medicine™ Except as otherwise indicated or unless the context otherwise requires, all references in this presentation to “we,” “our,” “us,” “POINT,” or the “Company” refer to POINT Biopharma Global Inc. This information contained in this presentation does not constitute or form part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Forward Looking Statements. Certain statements in this presentation may be considered forward-looking statements. Although we believe that we have a reasonable basis for each forward- looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, statements concerning the following include forward-looking statements: the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and preclinical studies; the potential attributes and benefits of product candidates, including with respect to radioligand selectivity, activity, side effect and tolerability profile and relevant indications; ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the Company’s expected manufacturing and commercial strategy; the size and growth potential of the markets for product candidates and ability to serve those markets; and the rate and degree of market acceptance of product candidates, if approved. In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumption that, while considered reasonable by POINT and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, factors associated with companies, such as the Company, that are engaged in clinical trials in the pharmaceutical industry, including uncertainty in the timing or results of clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, risks related to POINT’s ability to successfully develop and launch a commercial product and achieve market acceptance, raise additional funds that may be necessary for the operations of its business and product development, establish manufacturing capacity, manage its operations and potential growth and scale its business, protect its intellectual property, and the potential impact of the COVID-19 pandemic, as well as various other factors beyond management’s control, including general economic conditions. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company undertakes no duty to update these forward-looking statements. Legal Disclaimer 2

Accelerating Precision Medicine™ POINT Biopharma: Creating the platform for next-generation radiopharmaceuticals POINT’S MISSION Accelerating the discovery, development and global access to life changing radiopharmaceuticals POINT’S VISION Transforming lives touched by cancer INDUSTRY-LEADING PIPELINE • Two late-stage programs • Early-stage pan-cancer programs • CanSEEK™ technology to enable significant pipeline expansion IN-HOUSE SUPPLY CHAIN • 100% owned manufacturing infrastructure, capable of supplying North America and Europe • Proprietary radioisotope production FINANCIAL HIGHLIGHTS • Strong balance sheet, with $252.8M in cash and cash equivalents as of September 30, 2021 • Cash runway into the first quarter of 2024 • 93.7M fully diluted shares outstanding HIGHLY EXPERIENCED TEAM • Decades of combined experience in radiopharmaceutical clinical development and manufacturing 3

POINT has assembled one of the most experienced teams in the clinical development and manufacturing of radiopharmaceuticals



DR. JOE MCCANN, PHD
CEO & Co-Founder



DR. NEIL FLESHNER, MD
Chief Medical Officer & Co-Founder



ALLAN SILBER
Executive Chairman & Co-Founder



BILL DEMERS, FCPA
Chief Financial Officer



MICHAEL GOTTLIEB
Chief Commercial Officer



ARI SHOMAIR
Chief of Staff



DR. MYRA ROSARIO HERRLE, PHD
EVP Regulatory Affairs



JESSICA JENSEN, MPH
EVP, Clinical Development



TODD HOCKEMEYER
EVP, US Manufacturing

LEADERSHIP TEAM'S PREVIOUS FIRMS INCLUDE

abbvie, gsk, NOVARTIS, NORTHERN BIOLOGICS, SANOFI GENZYME, Lantheus Holdings, Progenics Pharmaceuticals, EY, GlycoMimetics, UHN

LEADERSHIP TEAM'S ACHIEVEMENTS INCLUDE

+ **40+ CLINICAL TRIALS**
  30+ INDs, 30+ CTAs, 10+ International Trials
+ **12 APPROVALS**
  10 NDA/NDSs, 5 ANDA, 1 SNDS, 2 DMFs
+ **8 GMP RADIOPHARMACEUTICAL FACILITIES**
  18 FDA Inspections, 27 Health Canada Inspections

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Accelerating Precision Medicine™ Radiopharmaceuticals offer unique qualities that make them a precise and powerful tool for the treatment of cancer MOLECULARLY TARGETED RADIATION A cancer’s biology cannot prevent radiation from damaging its DNA. Precisely delivering radiation directly to cancer cells enables a significant reduction in the overall amount of radiation the patient is exposed to vs external beam radiotherapy OPTIMIZED PATIENT SELECTION Imaging agents can be used to confirm patients express the molecular target prior to administration and monitor response of the radiopharmaceutical therapy OUTPATIENT FRIENDLY Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals, making them easily accessible globally - over 1,400 outpatient locations in the U.S alone MONOTHERAPY ACTIVITY AND COMBINATION SYNERGIES Opportunity exists to develop radiopharmaceuticals with multiple validated targets, and may also be prime candidates for combination with both DNA damage response (DDRi) and checkpoint inhibitors 5

Novel ligands are greatly expanding the number of cancer indications that can be treated with radiopharmaceuticals

Radioligands enable the precise targeting of cancer by combining a radioisotope, a linker & a targeting moiety that seek cancer cells

PSMA is overexpressed on prostate cancer cells + A PSMA specific ligand seeks out cancer cells + The radioisotope emits ionizing radiation = Ionizing radiation kills the tumor cell, while minimizing damage to healthy tissue



PSMA-PET Scan Before Treatment[1]

PSMA = Prostate Specific Membrane Antigen


RECEPTOR
LINKER
CANCER CELL
LIGAND
(e.g. targets PSMA)
RADIOISOTOPE
Radioligand (PNT2002)



PSMA-PET Scan After 3 ^{177}Lu-PSMA Treatments[1]

1. Baum et al. J Nucl Med 2016

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Accelerating Precision Medicine™ New radioisotopes are further enhancing radiopharmaceuticals’ capabilities POINT leverages the unique properties of a variety of medical isotopes Isotope selection considerations include radiation type, energy emission, and half-life. Many modern radioisotopes can be administered at community-based infusion centers, greatly expanding access. Emission Type Large alpha particles (He atoms) Very small particles (electrons) High energy electrons Half-life 7.2 hours - 10 days 6.6 days 6.9 days Energy 5-9 MeV 50-2,300 keV Up to 100 keV Path Length 40-100 μm (2-10 cells) 0.3-12 mm (10-1,200 cells) 2-500 nm (1/20th of a cell) Energy Transfer 80 keV/μm 0.2 keV/μm 4-26 keV/μm Ac Actinium (225) 89 At Astatine (211) 85 Lu Lutetium (177) 71 Tb Terbium (161) 65 Alpha (α) Decay Auger Electrons 7 Beta (β-) Decay

Accelerating Precision Medicine™ POINT’s platform overcomes the barriers that have prevented radioligand commercialization MANUFACTURING ISOTOPE SUPPLY PROGRAMS There are currently no large-scale contract radiopharmaceutical manufacturing facilities POINT custom built its own facility Isotopes are a scarce, heavily-regulated raw material that expire days from manufacturing POINT addressed the major isotope-related risks Only three therapeutic radioligands currently marketed in U.S.: Lutathera, Azedra, & Zevalin POINT has two late-stage programs 8

Accelerating Precision Medicine™ Manufacturing and supply chain are the key success factors: radiopharmaceuticals are made just-in-time with a useable life measured in days The Indianapolis, Indiana manufacturing facility is complete and is expected to be cleared for clinical shipments by the end of calendar 2021 State of the art 80,000 ft2 GMP facility NRC licensed for alpha, beta, gamma and positron emitters Integrated radioisotope production Sterility assurance labs for in-house batch testing Modular capacity, capable of scaling with demand US population within 12 hours, EU & UK within 48 hours 9 β- α γ β+ POINT’s manufacturing facility has the capacity to service high volume indications in North America and Europe

Accelerating Precision Medicine™POINT’s Facility POINT’s isotope supply chain is exceptional in the radiopharmaceutical industry 10 Internal Lu-177 production capability provides a COGS advantage and supply chain redundancy Redundant Ac-225 supply from partners with access to rare Thorium and Radium inputs Yb-176 input material secured in North America Nuclear reactor irradiation network assembled Technology to purify Lu-177 at a significant scale POINT’s Facility Thorium-229 (U.S. Department of Energy waste stores) Radium-226 Radium-226 Ac-225 “milked” from Thorium “cows” Ac-225 via electron accelerator Ac-225 via proton accelerator Ac Actinium (225) 89 No-carrier-added Lu-177 partner No-carrier-added Lu-177 manufactured internally No-carrier-added Lu-177 partner

Accelerating Precision Medicine™ POINT is positioned to be a leader in next-generation radiopharmaceuticals POINT's CanSEEK™ has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, which has branded the technology as pre | CISION™ (an Avacta trademark). *mCRPC: Metastatic castrate-resistant prostate cancer Program Target Clinical Candidate Discovery Preclinical Phase 1 Phase 2 Phase 3 PSMA 177Lu-PSMA I&T PSMA 177Lu-PSMA I&T SSTR 177Lu-DOTA-TATE FAP-α 177Lu-PNT6555 FAP-α 225Ac-PNT6555 PSMA Not Disclosed Not Disclosed Not Disclosed Not Disclosed Not Disclosed 11 mCRPC*, Pre-Chemo mCRPC*, Post-Chemo, combination w/ J591 (Cornell) Neuroendocrine Tumors (NETs) Solid Tumors Expressing FAP Solid Tumors Expressing FAP Not Disclosed Prostate Cancer PNT2002 PNT2002 PNT2003 PNT2004 PNT2004 PNT2001 CanSEEK™ Enabled Programs Not Disclosed

Accelerating Precision Medicine™ POINT is creating the future of radiopharmaceuticals with technologies like CanSEEK™, designed to improve the precision and safety of all radioligands Images are renderings, created for explanatory purposes only. The CanSEEKTM technology has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, who has branded the technology as pre | CISIONTM (an Avacta trademark). 12 Salivary Glands Kidneys With CanSEEK™ Minimal delivery to healthy tissue Without CanSEEK™ On-target, off-tissue = healthy tissue damage

Accelerating Precision Medicine™l i i i i i ™ 13 Programs: 177Lu-PNT2002 PSMA-Targeted Ligand for mCRPC r r

PNT2002 is a PSMA-targeted therapy for metastatic castration-resistant prostate cancer (mCRPC), a $3.4B market

- Every year in the U.S. **12,000 men are diagnosed with mCRPC and an additional 40,000 progress from earlier stages of the disease**
- PNT2002 uses the PSMA-I&T ligand, which has been used in >400 patients[5], and was further protected with unique IP around radioactive API and formulation
- POINT leveraged published academic data to advance directly into a Phase 3 clinical development program



TUMOR VOLUME
52k Patients[1] Total Annual mCRPC - $5.1B Market[4]
44k Patients[2] >90% 2nd Line Progression - $1.7B Market
36k Patients[3] >80% PSMA +, 3rd Line - $3.4B Market
PNT2002
splash
CLINICAL TRIAL
TIME
Localized Therapy
Androgen Deprivation Therapy
Novel Antiandrogens Chemotherapy
PARPi Ra-223 Chemotherapy Immunotherapy
Non-metastatic (M0)
Metastatic (M1)
Castration Sensitive (CSPC)
Castration Resistant (CRPC)

1. SEER 2005-2016 2. POINT PMR Dec 2020 3. Sweat SD, et al. Urology 4. GlobalData Prostate Cancer Global Drug Forecast 2018 5. Weinesen, et al. J Nuc Med, 2015; Baum, et al. J Nucl Med, 2016; Heck, et al. Eur Urol, 2019; Acar, et al. Ann Nucl Med, 2019; Kesavan, et al. Cancer Biother Radiopharm, 2018; Gafita, et al. J Nucl Med, 2020; Okamoto, et al. J Nucl Med, 2017; Begum, et al. J Nucl Med, 2018; Gallyamov, et al. Clin Kidney J, 2019

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Prostate specific membrane antigen (PSMA) is a clinically validated therapeutic target, ideal for prostate cancer therapy

PSMA is over-expressed in the vast majority prostate cancers (>85%)[4], but very limited on normal tissues[3]

PSMA is a 750-residue type II transmembrane glycoprotein with glutamate carboxypeptidase activity[1]

- Expression increases with prostate cancer disease progression and metastasis[5]
- Expression is associated with poor prognosis in prostate cancer[6]

Expression is also upregulated on solid tumor neovasculature[2]



C Terminal
Extracellular Domain
PNT2002
Activity Site of PSMA Inhibitor
Transmembrane Region
Intracellular Domain
N Terminal

1. Davis M. et al. 2005. PNAS 2. Ghosh A. et al. 2004. J. Cell. Biochem. 3. Pangalos MN. et al. 1999. J. Biol. Chem. 4. Hupe MC. et al. 2018. Front. Onc. 5. Murphy GP. et al. 2000. Prostate. 6. Liu C. et al. Cancer Med.

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PNT2002's Phase 3 Study for mCRPC: The splash Protocol

CLINICAL TRIAL

Study Evaluating Metastatic Castrate Resistant **P**rostate Cancer Using 177**Lu**-PNT2002 PSMA Therapy versus Abiraterone or Enzalutamide **A**fter **S**econd-Line **H**ormonal Treatment (NCT04647526), a multi-center, open label, randomized study.



Dosimetry & Safety Run-in
Randomization Expansion
Key Eligibility
· mCRPC
· PSMA-avid PET
· Progressed on ARAT therapy
· Chemo naïve for mCRPC
N=25
177Lu-PNT2002
Safety and Preliminary Efficacy
· AE/SAEs
· Dosimetry
· Changes in vital signs, clinical labs, ECGs
· PSA reduction
Randomize 2:1
N=260
177Lu-PNT2002
6.8 GBq Q8w x 4
N=130
Abiraterone or Enzalutamide
Radiographic Progression
177Lu-PNT2002
Primary
· rPFS
Secondary
· OR
· OS
· PK
Exploratory
· Pain PFS
· PSMA PET
· PSA PFS
· HRQoL
SCREENING
6 weeks
TREATMENT
32 weeks
LONG TERM FOLLOW-UP
5 years, death, or loss to follow up

Standard of care in chemo-averse mCRPC are ARATs (abiraterone, enzalutamide) **offering rPFS of approx. 4 months** based on recent trials[1,2]

1. De Bono et al. N Engl J Med 2020; 382:2091-2102 ***2.*** *Sweeney et al. AACR 2020*

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Accelerating Precision Medicine™ PNT2002 (PSMA-I&T) is de-risked with efficacy and safety in-line with PSMA-617 * No head-to-head trials have been conducted 1. Baum et al. J Nucl Med 2016;57:1006-1013 2. Sartor et al. N Engl J Med 2021 3. Kratochwil et al. J Nucl Med .2016 4. Zhang et al. J Nucl Med .2019 PSMA-I&T (Baum)1 PSMA-6172 Median Dose 5.8 (3.6-8.7) GBq 2 (1-5) cycles 7.4 (7-7.5) GBq 5 (1-6) cycles Safety 0% AEs led to death or discontinuation 3.6% AEs led to death 11.9% AEs led to discontinuation Renal Dosimetry 0.72 Gy/GBq 0.75-0.81 Gy/GBq3,4 Patients with >50% PSA decline 59% 46% Median Radiographic Progression-Free Survival 13.7 months (N=56) 8.7 months (N=385) Median Overall Survival Not reached at 28 months (N=56) 15.3 mo (N=551) Published clinical trial data* 17

Randomization has begun in Canada, with EU and US expansion to expedite accrual

EU Expansion	4Q 2021
Present Dosimetry Data at Scientific Congress	1Q 2022
Anticipated Start of US Randomization	1Q 2022 – 2Q 2022
NDA Planning and FDA Engagements	2Q 2022 – 3Q 2023
Top Line Data	3Q 2023



As well as:



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Accelerating Precision Medicine™ Programs: 177Lu-PNT2003 SSTR Targeting Ligand for Neuroendocrine Cancer l i i i i i ™ 19

PNT2003 is a somatostatin receptor targeted treatment for Neuroendocrine cancer (NETs)

NETs are heterogeneous tumors that originate in neuroendocrine cells[1]

- PNT2003 uses the SSTR-targeted DOTA-TATE ligand, also utilized in Lutathera™, a radiopharmaceutical by Novartis currently approved for use in GEP-NETs
- POINT has licensed both trial data as well as unique intellectual property from CanProbe which enables the formulation of DOTA-TATE while remaining fully outside of Novartis' patent space



Gastroenteropancreatic (GEP-NETs)
Lung NETs
Unknown Primary
Other
· Medulla
· Paraganglia
· Adrenal medulla
· Ovary
Non-GEP NETs
Foregut
· Stomach
· Duodenum
Midgut
· Jejunum
· Ileum
· Right colon
· Appendiceal
Hindgut
· Left colon
· Rectum

1. Oronsky B. et al. 2017, 2. Dasari A. et al. 2017.

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Somatostatin receptors (SSTRs) are a validated target for NETs therapy

SSTRs are ideal targets for NET therapy:

- Somatostatin analogs (SSAs) have been developed with anti-secretory and anti-proliferative effects for NET therapy[4,5]
- Randomized clinical trials with somatostatin analogs have demonstrated efficacy[4]

SSTRs are a family of G-protein coupled receptors, with 5 receptor subtypes identified[1]

- The receptors display a high degree of structural conservation across subtypes[2]
- SSTRs are highly expressed on NETs[3]
- SSTR2 is generally the most highly expressed receptor in NET[3]


SSTR

1. Patel YC. et al. 1997. Endocrin. Metabo. 2. Yang SK. et al. 2007. Clin. Exp. Pharm. Phys. 3. Papotti M. et al. 2002. Virch. Arch. 4. Caplin ME. et al. 2014. NEJM 5. Rinke et al. 2009. JCO.

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PNT2003's reduced radiation safety burden offers a significant opportunity for differentiation from Novartis' DOTA-TATE Lutathera®

The lutetium-177 used in PNT2003 does not contain long-lived radioactive impurities, resulting in simplified administration of the drug product.

Lutathera®: Carrier-added Lu-177

Contains up to 0.01% metastable Lu-177m, a radionuclide with a half-life of 5+ months, **forcing clinics to create a costly specialized waste stream**



71
Lu
Lutetium
(176)
neutron
irradiation
(reactor)
71 160.4d
Lu
Lutetium
(177m)
71 6.65d
Lu
Lutetium
(177)
Both Lu-177m and
Lu-177 incorporated
in drug product

PNT2003: **No-carrier-added Lu-177**

Contains no Lu-177m; infrastructure requirements are minimal, same as for PNT2002 or PSMA-617



70
Yb
Ytterbium
(176)
neutron
irradiation
(reactor)
71 6.65d
Lu
Lutetium
(177)
Only Lu-177 in
drug product

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Accelerating Precision Medicine™ Neuroendocrine Tumors (NETs) is a large market opportunity; there are multiple potential regulatory pathways available to PNT2003 (DOTA-TATE) In 2020, Novartis’ DOTA-TATE (Lutathera®) generated sales of $445M5 in GEP-NETs (orphan drug exclusivity expires in 2025) US NETs Epidemiology Locally advanced + metastatic GEP/Non-GEP Split SSTR+ Diagnosed and Treatable 70% of Patients 70/30% Patient Split 75% of Patients 75% of Patients 33,000 PATIENTS 23,000 PATIENTS 16,000 7,000 5,250 4,000 12,000 9,000 23 1. Oronsky B. et al. 2017. Neoplasia 2. NETs – SEER 18 3. Dasari A. et al. 2017. JAMA 4. Man D. et al. 2018 5. Novartis 2020 Annual Report Next step: Confirmation of optimal regulatory and commercial pathways

Accelerating Precision Medicine™ Programs: PNT2004 Fibroblast Activation Protein-α Targeting Ligand for Multiple Tumor Types 24l i i i i i ™

PNT2004 is a best-in-class fibroblast activation protein (FAP-α) targeted radioligand with potential for imaging and therapy

An ideal radiopharmaceutical targets and is retained in tumors, while flushing out of tissues absent of the target quickly. Developed in collaboration with Dr. William Bachovchin at Tufts, a leader in designing inhibitors of DASH family proteases including FAP-α, PNT2004 has **best-in-class tumor retention and normal tissue clearance**, enabling delivery of large doses of tumor killing radiation.


FAP-α
FAP-α
HEALTHY CELL
BLOOD VESSEL
CANCER CELL

The Tumor Microenvironment


TUMOR

48h Lutetium-177 PNT2004


48h - SPECT
%ID/g
20
15
10
5
0
0.08
Tumor
Kidney

>208x tumor:kidney ratio

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FAP-α is a compelling pan cancer target for imaging and therapy that is found in >90% of epithelial tumors[4]

In cancer, Fibroblast Activation Protein-α (FAP) is highly expressed on cancer associated fibroblasts (CAFs)[3], which drives tumor progression and resistance to chemo and immunotherapy[5,6,9]

- FAP is a 170kDa membrane bound prolyl endopeptidase[1]
- FAP is expressed during development but rarely in adult tissues[2]
- FAP is upregulated at sites of active tissue remodeling, such as during wound healing[3]
- FAP is **highly upregulated in cancer**[3], and expressed on tumor cells of mesenchymal origin tumors (sarcoma, mesothelioma)[7]


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
[8]

1. Pure E. et al. 2018. Oncogene 2. Niedermeyer J. et al. 2001. Int J Dev. 3. Jacob M. et al. 2012. Curr. Mol. Med. 4. Mhawech-Fauceglia P. et al. 2015. Canc. Microenv. 5. Mariathasan S, et al. 2018. Nature 6. Domen A. et al. 2021. Cancers 7. Dohi O. et al. 2009. Histophatology 8. Kratochwil et al. J Nucl Med 2019; 60:801–805 9. Joshi RS. et al. 2021. Cancers.

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PNT6555 is the lead of the PNT2004 program. ^{68}Ga-PNT6555 biodistribution studies demonstrate fast tumor targeting with little accumulation in normal tissues

Rapid renal clearance of excess compound and good tumor retention with low background in other organs.

Dynamic Imaging



^{68}Ga-PNT6555 Biodistribution


SUVmean
0
1
2
3
4
5
6
Time (min)
0
10
20
30
40
50
60
TUMOR
BLOOD
MUSCLE
LIVER
KIDNEYS

^{68}Ga-PNT6555 Biodistribution at 60 min


%ID/g
0
5
10
15
Blood
Heart
Lungs
Liver
Spleen
Pancreas
Stomach
Small intestine
Kidneys
Muscle
Bone (femur)
Skin
Brain
Tumor
Tissue

HEK-mFAP tumor bearing Fox Chase SCID, n=3/timepoint

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Accelerating Precision Medicine™ 177Lu-PNT6555 biodistribution studies demonstrate prolonged tumor retention and rapid normal tissue clearance Rapid and persistent tumor targeting beyond 7 days with low retention in normal tissues, with exquisite tumor / kidney ratio Organ uptake 177Lu-PNT6555 SPECT177Lu-PNT6555 Biodistribution HEK-mFAP tumor bearing Fox Chase SCID, n=3/timepoint 28

Accelerating Precision Medicine™ 177Lu/225Ac PNT6555 shows compelling anti-tumor activity, with mice experiencing long-term survival HEK-mFAP tumor bearing Fox Chase SCID, n=6/cohort 225Ac-PNT6555177Lu-PNT6555 6/6 tumor free 60MBq 3/6 tumor free 30MBq 4/6 tumor free 50kBq 29 0 10 20 30 40 50 60 70 80 90 100 110 0 50 100 Time post-injection (d) % S u r v iv a l

Accelerating Precision Medicine™ PNT2004 is on track for an IND/CTA Submission in the 1st quarter of 2022 Candidate selection complete. Additional studies in syngeneic and PDX models for monotherapy and combination treatment are in development Process and method optimization and validation ongoing with target completion in 4Q 2021 Phase 1 protocol in development. Health Authority meetings planned for 4Q 2021 and 1Q 2022, with KOL engagements ongoing 30 NON-CLINICAL CMC CLINICAL & REGULATORY

Accelerating Precision Medicine™ Programs: PNT2001 Next-Generation PSMA Targeting Ligand 31l i i i i i ™

PNT2001 is a next-generation PSMA radioligand suited for delivery of Actinium-225 and Lutetium-177

By extending the therapeutic window of PSMA radioligand therapy, **PNT2001 could move earlier, reaching large numbers of additional patients**

- Radiation toxicity concerns will likely prevent current generation PSMA targeted ligands from moving earlier in treatment or being commercialized with Ac-225, as:
  - PSMA targeted radiopharmaceuticals can cause damage to healthy tissue such as the salivary glands (Xerostomia) and kidneys
  - Prostate cancer patients regularly live up to 15 years[1], increasing the risk of latent radiation toxicity from off-target delivery to healthy tissues



TUMOR VOLUME
190k Patients[3] = Newly diagnosed PC
170k Patients[4] = nmCSPC
48k Patients[5] = High-risk nmCSPC
12k Patients[6] = mCSPC
43k Patients[5] = mCRPC
TIME
Localized Therapy
Androgen Deprivation Therapy
Novel Antiandrogens Chemotherapy
PARPi Ra-223 Chemotherapy Immunotherapy
Non-metastatic (M0)
Metastatic (M1)
Castration Sensitive (CSPC)
Castration Resistant (CRPC)

*1. Mehtälä J et al. PLOS ONE 2020 2. US Patent 16/765,729 3. American Cancer Association – Cancer Facts & Figures 2020 4. Surveillance, Epidemiology, and End Results (SEER) Program (www.seer.cancer.gov) SEER*Stat Database: Incidence - SEER Research Data, 9 Registries, Nov 2019 Sub (1975-2017) 5. 28% of nmCSPC per GlobalData - Prostate Cancer Global Drug Forecast and Market Analysis, 2018 6. Scher HI, et al. PLOS ONE 2015*

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PNT2001 has linker technology that allows for increased internalization into cells, resulting in increased tumor uptake

This profile could result in the same outcomes seen with today's technology at a lower dose, potentially allowing for a reduction in the radiopharmaceutical dose

Improved affinity



NATLu-PNT2001 (n=3)
bound [% of applied dose]
50
40
30
20
10
0
-12
-11
-10
-9
-8
-7
-6
-5
-4
competitor concentration [10^x M]

PNT2001 IC50: 3.1nM
PNT2002 IC50: 7.9nM

Improved internalization



% Internalization (relative control)
300
200
100
0
PNT2002
PNT2001

Internalization in LNCaP cells (n = 3) relative to [125I]I-BA)KuE reference compound

Improved tumor uptake



% ID/g Tumor
15
10
5
0
PNT2002
PNT2001

LNCaP tumor bearing CB17-SCID mice (n = 4, t=24 h)

^{177}LuPNT2001



T: 14.3%|D/g
K: 13.7%|D/g

T: 12.4%|D/g
K: 11.3%|D/g

SPECT/CT Imaging

LNCaP tumor-bearing CB17-SCID mice, 24 h p.i., 160 pmol each, n = 2

Next step: IND-enabling studies in 2022

Unpublished data

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Accelerating Precision Medicine™ 34l i i i i i ™ Programs: CanSEEK™ FAP-α Activated Prodrug Technology Platform

Accelerating Precision Medicine™ Early Actinium–225 (Ac-225) clinical data demonstrates the off-target delivery is limiting usage of next-generation radioisotopes 1. Kratochwil, C, et al. J Nucl Med 2016 2. Zacherl, M, et al. J Nucl Med 2020 3. Ruigrok, E, et al. Pharmaceceutics 2019 3 cycles of 9-10 MBq 225Ac-PSMA-617 bimonthly 1 cycle of 6 MBq 225Ac-PSMA-6171 2 cycles of 225Ac-PSMA-I&T (13.4 MBq total)2 35 3

The goal of the CanSEEK™ prodrug technology platform is to improve precision and safety of all radioligands

CanSEEK™, currently in pre-clinical development, prevents a radioligand from binding to receptors until it has been activated by FAP-α in the tumor microenvironment (TME), potentially preventing off-target delivery, improving therapeutic index, and enabling usage of new isotopes.

CanSEEK™ blocks a Radioligand's ability to bind to receptors...


CanSEEK™
Radioligand

...until it reaches FAP-α, which is present in >90% of epithelial tumor microenvironments[1]...


FAP-α
Tumor Microenvironment
HEALTHY CELL
BLOOD VESSEL
CANCER CELL

... then **FAP-α cleaves CanSEEK™ away, allowing the radioligand to bind to the tumor's receptors**


FAP-α
CanSEEK™

POINT's CanSEEK™ has been sub-licensed from both Bach Biosciences and Avacta Life Sciences, who has branded the technology as pre | CISION™ (an Avacta trademark).

1. Mhawech-Fauceglia P. et al. 2015. Canc. Microenv.

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CanSEEK™ is as a radiopharmaceutical drug platform that enables re-evaluation of known ligands previously set aside due to off-target delivery concerns

By extending the therapeutic index of ligands, CanSEEK™ could also enable the use of emerging medical isotopes like Actinium-225, which have heightened toxicity concerns due to the type and volume of their energy emissions.


Therapy
Toxicity
Therapeutic Index
50%
PERCENTAGE THERAPEUTIC EFFECT
DOSE

Next step: Ongoing pre-clinical studies

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Accelerating Precision Medicine™ 38 Summary & Milestones ™

Accelerating Precision Medicine™ POINT will drive innovation in radiopharmaceuticals by overcoming their current limitations Ligands suffer from off target delivery, limiting them to later stages of disease Isotopes cannot be used in large enough doses to cause complete tumor regression No radioligands are approved for use in combination therapy THE FUTURE OF RADIOPHARMACEUTICALS CanSEEK™ prodrug technology in development to increase efficacy and safety Partnering with sources of emerging alpha, beta and auger emitting isotopes to increase potency Programs combining radioligands with other treatment modalities will be a focus 39 TODAY

Upcoming Milestones & Financial Summary

Timing (Est.)	Program	Clinical Candidate	Indication	Milestone
4Q 2021	Manufacturing	^{177}Lu-PSMA I&T	mCRPC	IND Amendment to add facility to supply chain
1Q 2022	PNT2002	^{177}Lu-PSMA I&T	mCRPC	Dosimetry lead-in presentation
	PNT2003	^{177}Lu-DOTA-TATE	Neuroendocrine Tumors (NETs)	Confirmation of optimal regulatory and commercial pathways
	PNT2004	^{177}Lu-PNT6555	Solid Tumors Expressing FAP	IND / CTA Filing
2H 2022	PNT2002	^{177}Lu-PSMA I&T	mCRPC	Early efficacy from 25 patient lead-in
1H 2023	PNT2001	Not Disclosed	Prostate Cancer	IND / CTA Filing
Mid 2023	PNT2002	^{177}Lu-PSMA I&T	mCRPC	Top line data

Balance Sheet	**$252.8M** cash & cash equivalents, as of Sept 30, 2021
Projected Runway	Cash to fund operations into the **first quarter of 2024**
Capital Structure	**90.1M** Common Shares + **3.6M** Options

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Accelerating Precision Medicine™

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Accelerating Precision Medicine™ 41 Nasdaq: PNT POINTBiopharma.com investors@pointbiopharma.com